UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 19, 2018

Soldino Group Corp (Exact name of registrant as specified in its charter)
Nevada	5130
(State or Other Jurisdiction of	Primary Standard Industrial
Incorporation or Organization)	Classification Code Number
35-2583762
IRS Employer
Identification Number

Soldino Group Corp

Via Busco, 4, Spresiano, Treviso

31027 Italy

Tel. 17707427649

 (Address and telephone number of principal executive offices)

Business Filings Incorporated

701 S. Carson St.,

Suite 200 Carson City,

Nevada 89701

Phone: 800-981-7183

(Name, address and telephone number of agent for service)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [X]

Item 4.01	CHANGE IN REGISTRANT’S CERTIFYING ACCOUNTANT

On May 17, 2018, Soldino Group Corp (the “Company”) dismissed its former independent registered public accounting firm, AJ Robbins CPA LLC (“AJ Robbins”). The decision to change accounting firms was made by the Board of Directors of the Company.

AJ Robbins’ reports on the Company’s financial statements for the year ended April 30, 2017 and the related reviews for interim periods with the last interim period dated January 31, 2018 did not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles. AJ Robbins’ audit reports on management’s assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting as of April 30, 2017 did not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.

During the year ended April 30, 2017 and the subsequent interim periods until the change, there have been: (1) no disagreements with AJ Robbins on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of AJ Robbins would have caused AJ Robbins to make reference to the subject matter of the disagreements in connection with its reports; and (2) no other “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

During the year ended April 30, 2017 and the subsequent interim periods, the Company did not consult with the New Independent Accounting Firm regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01         FINANCIAL STATEMENTS AND EXHIBITS

Ex. 16.1  Letter from  AJ Robbins, CPA LLC to the Securities and Exchange Commission dated June 25, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Signature	Title	Date

/s/ Aurora Fiorin	President and Director	June 25, 2018